                     Exhibit 21 - Subsidiaries of Registrant

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
                                                                                -----------------------
                                                                                   AZZ incorporated
                                                                                      75-0948250
                                                                                       3/26/56
                                                                                TX                   TX
                                                                                -----------------------

-----------------------   ------------------------     ----------------------    ----------------------      -----------------------
   Aztec Industries,        The Calvert Company,            Gulf Coast               Arkgalv, Inc.             Arbor-Crowley, Inc.
         Inc.                       Inc.                 Galvanizing, Inc.          (d/b/a Arkansas                51-0337454
      75-1318815                 64-0792921                 75-2493283             Galvanizing, Inc.                 12/3/91
       8/21/69                    9/28/90                    1/28/94                   75-2254883
MS                   MS   MS                    MS     AL                  AL    AR                  AR      TX                   DE
-----------------------   ------------------------     ----------------------    ----------------------      -----------------------


-----------------------                      ---------------              ----------------
Aztec Industries, Inc.                         AZZ GP, LLC                  AZZ GP, LLC
     Moss Point                                 No FEIN                      No FEIN
     75-2107319                                 9/30/2000                    9/30/2000
       3/1/86
MS                   MS                       TX         DE                TX          DE
-----------------------                      ---------------              ----------------

                                          1% General                                 99% Limited Partner
                                          Partner
-----------------------                                    ----------------                                           Aztec
     Automatic                                                    AZZ                                             Manufacturing
     Processing                                                Group, LP                                        Partnership, Ltd.
    Incorporated                                              75-2403898             1% General                    75-2403896
     64-0594499                                                 9/30/00              Partner                        12/4/91
       1/6/77                                                                                                TX                   TX
                                                                                                             -----------------------
MS                   MS                                    TX            TX
-----------------------                                    ----------------

                                                                                                                      Aztec
                                                                                                                 Manufacturing-
                                                                                                               Waskom Partnership,
                                                                                                                      Ltd.
                                                                                                                   75-2403909
                                                                                                                     12/4/91
                                                                                                             TX                   TX
                                                                                                             -----------------------

                                                                                                                   Rig-A-Lite
                                                                                                                  Partnership,
                                                                                                                      Ltd.
                                                                                                                   75-0353821
                                                                                                                     12/4/91
                                                                                                             TX                   TX
                                                                                                             -----------------------

                                                                                                                  International
                                                                                                                   Galvanizers
                                                                                                                 Partnership, Ltd.
                                                                                                                   75-0553184
                                                                                                                    11/26/97
                                                                                                             TX                   TX
                                                                                                             -----------------------

                                                                                                                   Drilling Rig
                                                                                                                Electrical Systems
                                                                                                                       Co.
                                                                                                                   Partnership
                                                                                                                   75-2733744
                                                                                                             TX                   TX
                                                                                                             -----------------------


     -----------------------
      Atkinson Industries,
              Inc.
           48-0126010
            1/23/36
      KS                 KS
     -----------------------


---------------------  --------------------  --------------------
 Aztec Holdings, Inc.   Arizona Galvanizing   Hobson alvanizing
    51-0337457                 Inc.                 Inc.
       12/3/91              75-2508628           72-1350019
                             4/28/93               4/497
DE                 DE  AZ                AZ  LA                LA
---------------------  --------------------  --------------------





          99% Limited
          Partner





                     --------------------  -------------------
                     CGIT Westboro, Inc.   Westside Galvanizing
                         75-2832437           Services, Inc.
                           9/1/99              72-0866859
                                                2/1/2000
                     MA                DE  LA               DE
                     --------------------  -------------------

       -------------------      ----------------------------
         Central Electric         Carter and Company, Inc.
             Company                    75-2960819
            43-0995652

       MO      7/72     MO       SC         11/01         DE
       -------------------      ----------------------------

       -----------------    ----------------    -----------------
            Central                               Clark Control
           Electric            Electrical          Systems, Inc.
         Manufacturing       Power Systems,         63-1148768
            Company               Inc.
          43-0716500           43-1759385
       MO   5/56     MO     OK    10/96   MO     TN    1/01    MO
       ----------------     ----------------     ----------------


Reporting Legend


         Domestic
         Corporation


         Domestic
         Limited
         Partnership


         Domestic
         LLC

         Domestic "Check
         the-box" Limited
         Partnership


        State of Formation

   Footnote Reference
  ----------------
        AZZ
    75-2222222
  TX  3/29/59  DE
  ----------------
    FEIN

    Date of Formation

 State of Commercial Domicile